UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

BONANZA GOLDFIELDS CORP.

(Exact name of Registrant as specified in its charter)

Nevada	000-53612	26-2723015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6440 Sky Pointe Dr., Ste 140-149

Las Vegas, Nevada 89131

(Address of principal executive offices, including zip code)

(702) 357-0555

(Registrant's telephone number, including area code)

________________________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On February 9, 2017, the Company filed a Form 15 to terminate its reporting obligations under the Securities Exchange Act of 1934, as amended. This was necessary because the Company did not have sufficient resources to retain auditors to audit its financial statements. Since then, the Company has posted unaudited financial statements, as well as disclosure statements, on the OTCMarkets website under the alternative reporting standard of Rule 15c211.

The Company’s current address is: 6440 Sky Pointe Dr., Ste 140-149, Las Vegas, NV 89131.

New phone number is (702) 357-0555

Email: info@bonanzagoldfield.com

Website: www.bonanzagoldfield.com

The Company’s sole director, as well as the President, Secretary and Treasurer, is Barbara McIntyre Bauman, who can be reached at the Company’s address.

Frederick C. Bauman serves as General Counsel to the Company. He may also be reached at the Company’s address.

The Company remains in the business of precious metals exploration and mining, with properties in Arizona and Nevada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BONANZA GOLDFIELDS CORP.

By:	/s/Barbara McIntyre Bauman

Title:	Chief Executive Officer

Dated: October 5, 2017

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